Exhibit 10.03

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 11, 2012, is entered into by and among CARDTRONICS, INC., a Delaware corporation (the “Borrower”),  each of the Guarantors party hereto (the “Guarantors”), each of the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the “Agent”).

PRELIMINARY STATEMENT

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of July 15, 2010 (as hereby amended and as from time to time further amended, modified, supplemented, restated or amended and restated, the “Credit Agreement”), pursuant to which the Lenders agreed to make available to the Borrower a revolving credit facility; and

WHEREAS, the Borrower has now asked the Agent and the Lenders to amend certain provisions of the Credit Agreement; and

WHEREAS, the Agent and Lenders are willing to do so subject to the terms and conditions set forth herein, provided that the Borrower and Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and the Loan Documents;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.  Amendment to Section 1.01.  Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Fixed Charge Coverage Ratio” in its entirety as follows:

“Fixed Charge Coverage Ratio”  means, as of the end of each fiscal quarter, the ratio of (a) the sum of (i) Consolidated Adjusted Pro Forma EBITDA for the four quarter period then ended, minus (ii) Capital Expenditures of the Borrower and the Restricted Subsidiaries for such period, minus (iii) dividends and distributions in respect of its Equity Interests paid by the Borrower and the Restricted Subsidiaries during such period (excluding any such dividends and distributions paid to an Obligor or Restricted Subsidiary), minus (iv) consideration paid by the Borrower for repurchase or redemption of its Equity Interests held by its employees, directors and officers during such period in excess of $10,000,000, minus (v) consideration paid by the Borrower for repurchase or redemption of its Equity Interests held by other Persons during such period in excess of $10,000,000, minus (vi) cash Taxes paid by the Borrower and the Restricted Subsidiaries during such period, to (b) Cash Interest Expense.

3.  Amendment to Section 6.07(d)

Section 6.07(d) of the Credit Agreement is hereby amended as follows:

(d)      redemptions of capital stock of employees, directors or officers of the Borrower on the following conditions: (i) if no Revolving Loans or Swingline Loans are outstanding at the time of such redemption, the amount of such redemption shall not be limited, so long as, if the amount of such redemption, when combined with all other redemptions made under this clause (d) in the same calendar year, exceeds $10,000,000, the Borrower demonstrates pro forma compliance with Section 6.18; and (ii) if Revolving Loans or Swingline Loans are outstanding at the time of such redemption, the amount of such redemption, when combined with all other redemptions made under this clause (d) in the same calendar year, shall not exceed $10,000,000; and

4.Conditions Precedent

The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:

(a)	no Default or Event of Default shall exist; and

(b)	the Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Guarantors and the Majority Lenders.

5.Ratification

Each of the Borrower and Guarantors hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor are the Borrower nor Guarantors released from any covenant, warranty or obligation created by or contained herein or therein.

6.Representations and Warranties

Each of the Borrower and Guarantors hereby represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment has been duly executed and delivered on behalf of each of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against each of the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date, (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by each of the Borrower and Guarantors.

7.Release and Indemnity

(a)            The Borrower hereby releases and forever discharges the Agent and each of the Lenders and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrower or its representatives and the Agent, and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives.  Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by the Borrower including any such caused by the actions or negligence of the indemnified party (other than its gross negligence or willful misconduct).

(b)            The Borrower hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 10.03 of the Credit Agreement, and agrees that this Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

(c)            Counterparts

This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

(d)            Governing Law

This Amendment shall be construed in accordance with and governed by the Law of the State of Texas without regard to any choice-of-law provisions that would require the application of the  law of another jurisdiction.

(e)            Final Agreement of the Parties

THIS AMENDMENT, THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:

CARDTRONICS, INC.,
a  Delaware corporation

By:      /s/ Todd Ruden
Todd Ruden
Senior Vice President – Planning & Treasurer

GUARANTORS:

CARDTRONICS USA, INC.,
a  Delaware corporation

By:      /s/ Todd Ruden

            Todd Ruden

            Treasurer

CARDTRONICS HOLDINGS, LLC,
a Delaware limited liability company

By:      /s/ Todd Ruden

            Todd Ruden

            Treasurer

ATM NATIONAL, LLC,
a  Delaware limited liability company

By:      /s/ Todd Ruden

            Todd Ruden

            Treasurer

Signature Page to Second Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By:      /a/ Anthony A. Eastman

            Anthony A. Eastman

            Underwriter

Signature Page to Second Amendment to Credit Agreement

LENDER:

BANK OF AMERICA, N.A.

By:      /s/ Gary L. Mingle

Name:  Gary L. Mingle

Title:            Senior Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:

WELLS FARGO BANK, N.A.

By:      /s/ Geri Landa

Name:  Geri Landa

Title:            Senior Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:

CAPITAL ONE, N.A.

By:      /s/ Yasmin Elkhatib

Name:  Yasmin Elkhatib

Title:            Vice President

Signature Page to Second Amendment to Credit Agreement

LENDER:

BRANCH BANKING AND TRUST COMPANY

By:      /s/ Matt McCain

Name:  Matt McCain

Title:            Senior Vice President

Signature Page to Second Amendment to Credit Agreement